Filed Pursuant to Rule 497(d)



                        INVESCO UNIT TRUSTS, SERIES 1462

                        Inflation Hedge Portfolio 2014-3

                        INVESCO UNIT TRUSTS, SERIES 1485

                         MLP & Income Portfolio 2014-4

                         Supplement to the Prospectuses


      As of the close of business on November 14, 2014, Salient Capital Advisors, LLC completed the merger of Salient MLP & Energy Infrastructure Fund ("SMF") with and into Salient Midstream & MLP Fund ("SMM"), in which additional shares of SMM were issued to SMF shareholders at the conversion ratio of 1.14 shares of SMM for every share of SMF.

      Your Portfolio held shares of both SMF and SMM on your Portfolio's Initial Date of Deposit, and as a result of the merger, now holds additional shares of SMM in place of SMF. Accordingly, your Portfolio will continue to buy shares of SMM in the aggregate proportions represented by both SMM and SMF.

Supplement Dated:  November 19, 2014